UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2019

1347 PROPERTY INSURANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36366	46-1119100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7861 Woodland Center Blvd., Tampa, FL 33614
(Address of principal executive offices, including Zip Code)

(813) 579-6213

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PIH	The Nasdaq Stock Market LLC

8.00% Cumulative Preferred Stock, Series A, $25.00 par value per share	PIHPP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

Information set forth under Item 2.01 of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 2, 2019, 1347 Property Insurance Holdings, Inc. (the “Company”) completed the previously announced sale of all of the issued and outstanding equity of three of the Company’s wholly-owned subsidiaries, Maison Insurance Company (“Maison”), Maison Managers Inc. (“MMI”) and ClaimCor, LLC (“ClaimCor” and, together with Maison and MMI, the “Insurance Companies”), to FedNat Holding Company, a Florida corporation (“Purchaser”), pursuant to the terms and conditions of the Equity Purchase Agreement, dated as of February 25, 2019 (the “Purchase Agreement”), by and among the Company and the Insurance Companies, on the one hand, and Purchaser, on the other hand (the “Asset Sale”).

As consideration for the Asset Sale, Purchaser paid the Company $51.0 million, consisting of $25.5 million in cash and $25.5 million in Purchaser’s common stock, or 1,773,102 shares of common stock. The stock consideration was determined by dividing $25.5 million by the weighted average closing price per share of Purchaser’s common stock on the Nasdaq Stock Market during the 20-trading day period immediately preceding December 2, 2019. In addition, upon the closing of the Asset Sale, $18.0 million of outstanding surplus note obligations payable by Maison to the Company, plus all accrued but unpaid interest, was repaid to the Company.

The shares of Purchaser common stock issued to the Company are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and were issued to the Company in reliance on the registration exemption set forth in Section 4(a)(2) of the Securities Act.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby, including the Asset Sale, does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “Commission”) on February 25, 2019, and is incorporated herein by reference.

At the closing of the Asset Sale, the Company and Purchaser entered into certain agreements, including (i) a Registration Rights Agreement, (ii) a Standstill Agreement, (iii) a Reinsurance Capacity Right of First Refusal Agreement (the “Reinsurance Agreement”), (iv) an Investment Advisory Agreement and (v) a Transition Services Agreement.

Registration Rights Agreement

Under the Registration Rights Agreement, Purchaser has granted the Company certain customary registration rights with respect to the shares of Purchaser common stock received by the Company as partial consideration for the Asset Sale. The agreement requires Purchaser to file a registration statement with the Commission as soon as reasonably practicable following the closing of the Asset Sale, but in any event no later than 15 business days thereafter, and to use its best efforts to cause such registration statement to be declared effective by the Commission. The Registration Rights Agreement also grants the Company certain piggyback registration rights. The Company and Purchaser have also agreed to indemnify the other party for certain losses arising from the registration of the securities.

Standstill Agreement

The Standstill Agreement imposes certain limitations and restrictions with respect to the voting securities of Purchaser (including shares of Purchaser common stock) that are owned or held beneficially or of record by the Company. Under the Standstill Agreement, the Company has agreed to vote all of the voting securities of Purchaser beneficially owned by the Company in accordance with the recommendation of the board of directors of Purchaser with respect to any matter that is before the stockholders of Purchaser for a vote by such stockholders. The Standstill Agreement imposes limitations on the sale of voting securities of Purchaser held by the Company and restricts the Company from taking certain actions as a holder of voting securities of Purchaser. The term of the Standstill Agreement is five years.

For insurance regulatory purposes, the Company also plans to waive any rights that it may have to exercise control of Purchaser.

Reinsurance Capacity Right of First Refusal Agreement

The Reinsurance Agreement provides the Company with a right of first refusal to sell reinsurance coverage to the insurance company subsidiaries of Purchaser, providing reinsurance on up to 7.5% of any layer in Purchaser’s catastrophe reinsurance program, subject to the annual reinsurance limit of $15.0 million, on the terms and subject to the conditions set forth in the Reinsurance Agreement. All reinsurance sold by the Company pursuant to the right of first refusal, if any, will be memorialized in an agreement in such form and subject to such terms and conditions as are customary in the property and casualty insurance industry. The Reinsurance Agreement is assignable by the Company subject to conditions set forth in the agreement. The term of the Reinsurance Agreement is five years.

Investment Advisory Agreement

Pursuant to the Investment Advisory Agreement, Fundamental Global Advisors LLC, a wholly-owned subsidiary of the Company (“Advisor”), will provide investment advisory services to Purchaser, including identifying, analyzing and recommending potential investments, advising as to existing investments and investment optimization, recommending investment dispositions, and providing advice regarding macro-economic conditions. In exchange for providing the investment advisory services, Purchaser will pay Advisor an annual fee of $100,000. FGI Funds Management, LLC will serve as the manager to the Advisor. Both Advisor and FGI Funds Management, LLC are affiliates of Fundamental Global Investors, LLC, the Company’s largest stockholder. The term of the Investment Advisory Agreement is five years.

Transition Services Agreement

To facilitate the transition following the Asset Sale, on December 2, 2019, the Company and Purchaser entered into a Transition Services Agreement, pursuant to which the Company will provide certain transition accounting services to Purchaser and the Insurance Companies, as requested, and Purchaser will arrange for certain prior employees of the Company who became employees of the Purchaser in connection with the Asset Sale to provide transition accounting services to the Company, as requested, on the terms and conditions set forth in the Transition Services Agreement.

The foregoing descriptions of the Registration Rights Agreement, the Standstill Agreement, the Reinsurance Agreement, the Investment Advisory Agreement, and the Transition Services Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Registration Rights Agreement, the Standstill Agreement, the Reinsurance Agreement, the Investment Advisory Agreement, and the Transition Services Agreement, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report and incorporated herein by reference.

Business Going Forward

Following the closing of the Asset Sale, the Company intends to operate as a diversified holding company of reinsurance and investment management businesses. The Company’s Board of Directors (the “Board”) will continue to evaluate the alternatives for the use of proceeds received from the Asset Sale, which are expected to include using a portion of the cash consideration to conduct the business of its reinsurance subsidiary, PIH Re Ltd., and funding its new growth strategy focused on reinsurance, investment management and new investment opportunities.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignations of Chief Executive Officer and Chief Underwriting Officer; Acceleration of Equity Awards; Bonuses

On December 2, 2019, in connection with the closing of the Asset Sale and pursuant to employment agreements entered into with Purchaser and the resignation agreements described below, Douglas N. Raucy, the Company’s President and Chief Executive Officer, and Dean E. Stroud, the Company’s Vice President and Chief Underwriting Officer, resigned from all positions that they held with the Company and its subsidiaries (other than the Insurance Companies) as of the closing of the Asset Sale, including Mr. Raucy’s position as a director of the Company.

Upon the closing of the Asset Sale, 32,000 and 2,400 unvested restricted stock units held by Messrs. Raucy and Stroud, respectively, vested in full, with each restricted stock unit representing one share of the Company’s common stock. The Compensation and Management Resources Committee (the “Compensation Committee”) of the Board had previously approved the accelerated vesting of the restricted stock units.

Pursuant to Messrs. Raucy’s and Stroud’s resignation agreements, the Company agreed to pay transaction bonuses in the amounts of $162,500 and $105,000 to Mr. Raucy and Mr. Stroud, respectively, promptly following the closing of the Asset Sale.

The foregoing descriptions of Messrs. Raucy’s and Stroud’s resignation agreements do not purport to be complete and are qualified in their entirety by reference to the full text of their resignation agreements, which are filed as Exhibits 10.6 and 10.7, respectively, to this Current Report and incorporated herein by reference.

Executive Officer Appointments and Employment Agreements

On December 2, 2019, the Company entered into employment agreements with John S. Hill, then serving as Vice President, Chief Financial Officer and Secretary of the Company, and Brian D. Bottjer, then serving as Controller of the Company (each, the “Employment Agreement” and collectively, the “Employment Agreements”). Effective December 2, 2019, the Board promoted Mr. Hill to Executive Vice President, Chief Financial Officer and Secretary of the Company, and Mr. Bottjer to Senior Vice President and Controller of the Company, effective immediately.

The Employment Agreements provide for an annual base salary of $250,000 to Mr. Hill and $200,000 to Mr. Bottjer. Commencing with respect to the Company’s 2019 fiscal year, each of Messrs. Hill and Bottjer will be eligible to receive an annual bonus, payable in cash and/or through awards based on the equity in the Company, and subject to the achievement of the performance criteria, as determined by the Compensation Committee. The Company has also agreed to pay Messrs. Hill and Bottjer, within 21 days after the closing of the Asset Sale, a transaction cash bonus of no less than 75 percent of the base salary, and the Compensation Committee approved such transaction cash bonuses in the amounts of $187,500 and $150,000 to Mr. Hill and Mr. Bottjer, respectively, payable following the closing of the Asset Sale. Messrs. Hill and Bottjer will be eligible to participate in the Company’s benefit programs available generally to executive employees of the Company.

In the event Mr. Hill or Mr. Bottjer is terminated by the Company without cause, then the Company will pay Mr. Hill or Mr. Bottjer, as applicable, an amount equal to 12 months of his base salary in effect at the time of the termination or the original base salary set forth in the Employment Agreement, whichever is greater, payable by the Company over a 12-month period in accordance with the Company’s normal payroll practices. If Mr. Hill or Mr. Bottjer is terminated for cause or voluntarily resigns, he will not be entitled to any severance under the Employment Agreement. For purposes of their respective Employment Agreements, “cause” will exist if Mr. Hill or Mr. Bottjer (i) acts dishonestly or engages in willful misconduct, (ii) breaches his fiduciary duties, (iii) intentionally fails to perform duties assigned to him, (iv) is convicted or enters a plea of guilty or nolo contendere with respect to any felony crime involving dishonesty or moral turpitude, and/or (v) breaches his obligations under the Employment Agreement.

The Employment Agreements contain customary non-competition and non-solicitation covenants.

The foregoing descriptions of the Employment Agreements are qualified in their entirety by reference to the full text of the Employment Agreements, copies of which are included as Exhibits 10.8 and 10.9 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01 Other Events.

On December 2, 2019, the Company issued a press release announcing the completion of the sale of the Insurance Companies, a copy of which press release is filed as Exhibit 99.1 to this Current Report.

Forward-Looking Statements

Certain statements made in this Current Report are not based on historical facts, but are forward-looking statements. These statements can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “can,” “could,” “estimate,” “expect,” “evaluate,” “forecast,” “guidance,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “potential,” “predict,” “probable,” “project,” “seek,” “should,” “view,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These statements reflect the Company’s reasonable judgment with respect to future events and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those in the forward-looking statements. Such risks and uncertainties include volatility or decline of Purchaser’s common stock received by the Company as consideration in the Asset Sale, limitations on the Company’s ability to sell or otherwise dispose of Purchaser’s common stock, risks of being a minority stockholder of Purchaser, disruptions in the Company’s operations from the Asset Sale that prevent the Company from realizing intended benefits of the Asset Sale, risks associated with the Company’s inability to identify and realize business opportunities, and undertaking of any such new opportunities, following the Asset Sale, risks associated with the Company’s reduced revenue, limited assets with which to generate revenue, and potentially limited business prospects following the Asset Sale, risks associated with the lack of an operating history or established reputation in the reinsurance industry, which may make it difficult for the Company to attract or retain business, risks associated with the Company’s investment and investment management strategy, risks of becoming an investment company, risks of the Company’s inability to satisfy the continued listing standards of the Nasdaq Stock Market following completion of the Asset Sale, as well as the other risks and uncertainties identified in filings by the Company with the Commission, including its proxy statement filed in connection with the special meeting of stockholders for the Asset Sale and periodic reports on Form 10-K and Form 10-Q. Forward-looking statement in this Current Report include, without limitation, certain assumptions described in the pro forma financial statements.

Any forward-looking statement speaks only as of the date of this Current Report and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

Additional Information

In connection with the 2019 Annual Meeting of Stockholders (the “Annual Meeting”), the Company has filed on October 30, 2019, with the Commission and furnished to the Company’s stockholders a definitive proxy statement and other relevant documents pertaining to the Annual Meeting. Stockholders of the Company are urged to read the definitive proxy statement and other relevant documents carefully and in their entirety because they contain important information pertaining to the Annual Meeting. Stockholders of the Company may obtain the definitive proxy statement and other relevant documents filed with the Commission free of charge at the Commission’s website at www.sec.gov or by directing a request to 1347 Property Insurance Holdings, Inc., 7861 Woodland Center Blvd., Tampa, FL 33614, Attn: John S. Hill.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in connection with the Annual Meeting. Information regarding the persons who may, under the rules of the Commission, be considered participants in the solicitation of the stockholders of the Company in connection with the Annual Meeting is set forth in the definitive proxy statement and the other relevant documents filed by the Company with the Commission. You can find information about the Company’s executive officers and directors in its definitive proxy statement, Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in subsequent Section 16 reports.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated balance sheet as of September 30, 2019 and unaudited pro forma consolidated statements of income and comprehensive income for the three and nine months ended September 30, 2019 and the year ended December 31, 2018, in each case showing the pro forma effect of the Asset Sale, are furnished in Exhibit 99.2 to this Current Report and incorporated herein by reference.

(d) Exhibits.

Exhibit	Description
10.1	Registration Rights Agreement, dated December 2, 2019, by and between FedNat Holding Company and 1347 Property Insurance Holdings, Inc.
10.2	Standstill Agreement, dated December 2, 2019, by and between FedNat Holding Company and 1347 Property Insurance Holdings, Inc.
10.3	Reinsurance Capacity Right of First Refusal Agreement, dated December 2, 2019, by and between FedNat Holding Company and 1347 Property Insurance Holdings, Inc.
10.4	Investment Advisory Agreement, dated December 2, 2019, by and between Fundamental Global Advisors LLC and FedNat Holding Company.
10.5	Transition Services Agreement, dated December 2, 2019, by and between Fundamental Global Advisors LLC and FedNat Holding Company.
10.6	Agreement Regarding Resignation and Acceleration of Equity Awards, dated December 2, 2019, by and between 1347 Property Insurance Holdings, Inc. and Douglas N. Raucy.
10.7	Agreement Regarding Resignation and Acceleration of Equity Awards, dated December 2, 2019, by and between 1347 Property Insurance Holdings, Inc. and Dean E. Stroud.
10.8	Employment Agreement, dated December 2, 2019, by and between John S. Hill and 1347 Property Insurance Holdings, Inc.
10.9	Employment Agreement, dated December 2, 2019, by and between Brian D. Bottjer and 1347 Property Insurance Holdings, Inc.
99.1	Press Release, dated December 2, 2019, announcing the completion of the Asset Sale.
99.2	Unaudited Pro Forma Financial Information of 1347 Property Insurance Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2019

1347 PROPERTY INSURANCE HOLDINGS, INC.

By:	/s/ John S. Hill
John S. Hill
Chief Financial Officer